TABLE OF CONTENTS

Page

SECTION 1 AUTHORIZATION, SALE AND ISSUANCE OF SERIES B PREFERRED STOCK

1

1.1

Authorization

1

1.2

Sale and Issuance of Shares

1

SECTION 2 CLOSING DATES AND DELIVERY

1

2.1

Closing

1

2.2

Delivery

2

2.3

Stock Warrants

2

SECTION 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

2

3.1

Organization, Good Standing and Qualification

3

3.2

Subsidiaries

3

3.3

Capitalization

3

3.4

Authorizatio

4

3.5

Intellectual Property

5

3.6

Title to Properties and Assets; Liens

5

3.7

Compliance with Other Instruments

6

3.8

Litigation

6

3.9

Governmental Consent

6

3.10

Permits

6

3.11

Offering

6

3.12

Registration and Voting Rights

7

3.13

Disclosure

7

SECTION 4 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS

7

4.1

No Registration

7

4.2

Investment Intent

7

4.3

Investment Experience

7

4.4

Speculative Nature of Investment

8

4.5

Access to Data

8

4.6

Accredited Investor

8

4.7

Residency

8

4.8

Rule 144

8

4.9

No Public Market

9

4.10

Authorization

9

4.11

Brokers or Finders

9

4.12

Tax Advisors

9

4.13

Legends

10

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TABLE OF CONTENTS
(continued)

Page

SECTION 5 CONDITIONS TO INVESTORS’ OBLIGATIONS TO CLOSE

10

5.1

Representations and Warranties

10

5.2

Covenants

10

5.3

Restated Articles

10

5.4

Rights Agreement

10

SECTION 6 CONDITIONS TO COMPANY’S OBLIGATION TO CLOSE

11

6.1

Representations and Warranties

11

6.2

Covenants

11

6.3

Restated Articles

11

6.4

Rights Agreement

11

SECTION 7 MISCELLANEOUS

11

7.1

Amendment

11

7.2

Notices

12

7.3

Governing Law

12

7.4

Expenses

12

7.5

Survival

12

7.6

Successors and Assigns

12

7.7

Entire Agreement

13

7.8

Delays or Omissions

13

7.9

Severability

13

7.10

Counterparts

13

7.11

Telecopy Execution and Delivery

13

7.12

Jurisdiction; Venue

13

7.13

Further Assurances

14

7.14

Attorney’s Fees

14

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EXHIBITS

A

Schedule of Investors

B

Amended and Restated Articles of Incorporation

C

Amended and Restated Investor Rights Agreement

D

Promissory Note

E

Form of Stock Warrant

F

Schedule of Exceptions

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FLYBACK ENERGY, INC.

SERIES B PREFERRED STOCK
PURCHASE AGREEMENT

November __, 2010

FLYBACK ENERGY, INC.

SERIES B PREFERRED STOCK PURCHASE AGREEMENT

This Series B Preferred Stock Purchase Agreement (this “Agreement”) is made as of November __, 2010, by and among Flyback Energy, Inc., a Washington corporation (the “Company”), and the persons and entities (each, an “Investor” and collectively, the “Investors”) listed on the Schedule of Investors attached hereto as Exhibit A (the “Schedule of Investors”).

SECTION 1
Authorization, Sale and Issuance of Series B Preferred Stock

1.1

Authorization.

The Company will, prior to the Initial Closing (as defined below), authorize (a) the sale and issuance of 2,666,666 shares (the “Shares”) of the Company’s Series B Preferred Stock, par value $0.001 per share (the “Series B Preferred”), having the rights, privileges, preferences and restrictions set forth in the Amended and Restated Articles of Incorporation of the Company, in substantially the form attached hereto as Exhibit B (the “Restated Articles”); and (b) the reservation of shares of Common Stock for issuance upon conversion of the Shares (the “Conversion Shares”).

1.2

Sale and Issuance of Shares.

Subject to the terms and conditions of this Agreement, each Investor agrees, severally and not jointly, to purchase, and the Company agrees to sell and issue to each Investor, the number of Shares set forth in the column designated “Number of Series B Shares” opposite such Investor’s name on the Schedule of Investors, at a purchase price of $0.45 per share (the “Purchase Price”).  The Company’s agreement with each Investor is a separate agreement, and the sale and issuance of the Shares to each Investor is a separate sale and issuance.

SECTION 2
Closing Dates and Delivery

2.1

Closing.

(a)

The purchase, sale and issuance of the Shares shall take place at one or more closings (each of which is referred to in this Agreement as a “Closing”).  The initial Closing (the “Initial Closing”) shall take place at the offices of Flyback Energy, Inc., 7721 E. Trent Ave. 2nd Floor, Spokane Valley, Washington, 99212, at 10:00 a.m. local time on November __, 2010.

FEI Series B Stock Purchase Agreement v11-12-10

(b)

If any of the Shares sold and issued at the Initial Closing are not paid for as provided in Section 2.2 below, then, subject to the terms and conditions of this Agreement, the Company may sell and issue at one or more subsequent closings (each, a “Subsequent Closing”), at any time after the Initial Closing until December 31, 2011, up to the balance of the Shares reverting to the Company to such persons or entities as may be approved by the Company.  Any such sale and issuance in a Subsequent Closing shall be on the same terms and conditions as those contained herein, and such persons or entities shall, upon execution and delivery of the relevant signature pages, become parties to, and be bound by, this Agreement and the Amended and Restated Investors’ Rights Agreement in substantially the form attached hereto as Exhibit C (the “Rights Agreement”, and together with this Agreement, the “Agreements”), without the need for an amendment to any of the Agreements except to add such person’s or entity’s name to the appropriate exhibit to such Agreements, and shall have the rights and obligations hereunder and thereunder, in each case as of the date of the applicable Subsequent Closing.  Each Subsequent Closing shall take place at such date, time and place as shall be approved by the Company and the Investors representing a majority of the Shares to be sold in such Subsequent Closing.

(c)

Immediately after each Closing, the Schedule of Investors will be amended to list the Investors purchasing hereunder and the number of Shares issued to each Investor hereunder at each such Closing.

2.2

Delivery.

At the Initial Closing the Company will deliver to sole the Investor in the Initial Closing, Genesis Financial, Inc. (“Genesis”), a certificate registered in Genesis’s name representing 1,111,111 Shares. The Company shall retain in Company escrow additional certificates registered in Genesis’s name in the total amount of 1,555,555 Shares to be released to Genesis as set forth in the Promissory Note from Genesis in favor of Company attached hereto as Exhibit D (the “Promissory Note”).  At the Initial Closing Genesis shall deliver to Company: (i) $500,000, either as a check payable to the Company or as a wire transfer in accordance with the Company’s instructions, and (ii) the Promissory Note in the amount of $700,000.  In any Subsequent Closings the Company will deliver to each Investor in such Closing a certificate registered in such Investor’s name representing the number of Shares that such Investor is purchasing in such Closing against payment of the purchase price therefor as set forth in the column designated “Purchase Price” opposite such Investor’s name on the Schedule of Investors, by (a) check payable to the Company, (b) wire transfer in accordance with the Company’s instructions, (c) cancellation of indebtedness or (d) any combination of the foregoing.  In the event that payment by an Investor is made, in whole or in part, by cancellation of indebtedness, then such Investor shall surrender to the Company for cancellation at the Closing any evidence of indebtedness or shall execute an instrument of cancellation in form and substance acceptable to the Company.

2.3

Stock Warrants.

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Upon full payment of the Promissory Note, the Company shall issue to Genesis a stock warrant in substantially the form attached hereto as Exhibit E (the “Stock Warrant”) to purchase up to 524,834 common shares of the Company at an exercise price of $0.40 per share.

SECTION 3
Representations and Warranties of the Company

A Schedule of Exceptions, attached hereto as Exhibit F (each, a “Schedule of Exceptions”) shall be delivered to the Investors in connection with each Closing.  Except as set forth on the Schedule of Exceptions delivered to the Investor at the applicable Closing, the Company hereby represents and warrants to the Investors as follows:

3.1

Organization, Good Standing and Qualification.

The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Washington.  The Company has the requisite corporate power and authority to own and operate its properties and assets, to carry on its business as presently conducted or proposed to be conducted, to execute and deliver the Agreements, to issue and sell the Shares, Conversion Shares, and Stock Warrant, and to perform its obligations pursuant to the Agreements and the Restated Articles.  The Company is presently qualified to do business as a foreign corporation in each jurisdiction in which such qualification is required, except where the failure to be so qualified would not have a material adverse effect on the Company’s assets, financial condition, or business as now conducted or proposed to be conducted (a “Material Adverse Effect”).

3.2

Subsidiaries.

The Company does not presently own or control, directly or indirectly, or hold any rights to acquire, any interest in any other corporation, association or other business entity nor has the Company ever held such interest.  The Company is not a participant in any joint venture, partnership or similar arrangement.

3.3

Capitalization.

(a)

As of November __, 2010 the authorized capital stock of the Company consists of 40,000,000 shares of Common Stock, of which 19,917,000 shares are issued and outstanding and 7,666,666 shares of Preferred Stock, 5,000,000 of which are designated Series A Preferred and 5,000,000 of which are issued and outstanding, and 2,666,666 shares of which are designated Series B Preferred and none of which are issued and outstanding.  The Common Stock, the Series A Preferred, and the Series B Preferred shall have the rights, preferences, privileges and restrictions set forth in the Restated Articles.

FEI Series B Stock Purchase Agreement v11-12-10

(b)

The outstanding shares have been duly authorized and validly issued in compliance with applicable laws, and are fully paid and nonassessable.

(c)

The Company has reserved:

(i)

the Shares for issuance pursuant to this Agreement;

(ii)

2,666,666 shares of Common Stock (as may be adjusted in accordance with the provisions of the Restated Articles) for issuance upon conversion of the Shares;

(iii)

5,000,000 shares of Common Stock (as may be adjusted in accordance with the provisions of the Restated Articles) for issuance upon conversion of the Series A Preferred Stock;

(iv)

3,123,000 shares of Common Stock authorized for issuance to employees, consultants and directors pursuant to its 2006 Stock Plan, under which options to purchase 340,000 shares are issued and outstanding as of the date of this Agreement, and 2,783,000 shares of which are available for future grant; and

(v)

680,000 shares of Common Stock authorized for exercise of stock warrants that are issued and outstanding as of the date of this Agreement.

(d)

 All issued and outstanding shares of the Company’s Common Stock and Preferred Stock (i) have been duly authorized and validly issued and are fully paid and nonassessable, and (ii) were issued in compliance with all applicable state and federal laws concerning the issuance of securities.

(e)

The rights, preferences, privileges and restrictions of the Shares are as stated in the Restated Articles.  Each series of Preferred Stock is convertible into Common Stock on a one-for-one basis as of the date hereof, and the consummation of the transactions contemplated hereunder will not result in any anti-dilution adjustment or other similar adjustment to the outstanding shares of Preferred Stock.

(f)

The Shares, when issued and delivered and paid for in compliance with the provisions of this Agreement will be validly issued, fully paid and nonassessable.  The Conversion Shares have been duly and validly reserved and, when issued in compliance with the provisions of this Agreement, the Restated Articles and applicable law, will be validly issued, fully paid and nonassessable.  The Shares and the Conversion Shares will be free of any liens or encumbrances, other than any liens or encumbrances created by or imposed upon the Investors; provided, however, that the Shares and the Conversion Shares are subject to restrictions on transfer under U.S. state and/or federal securities laws and as set forth herein and in the Rights Agreement.

FEI Series B Stock Purchase Agreement v11-12-10

(g)

Except for the conversion privileges of the Preferred Stock and the rights provided pursuant to the Rights Agreement, there are no other options, warrants or other rights to purchase any of the Company’s authorized and unissued capital stock.

3.4

Authorizatio

All corporate action on the part of the Company and its directors, officers and stockholders necessary for the authorization, execution and delivery of the Agreements by the Company, the authorization, sale, issuance and delivery of the Shares and the Conversion Shares, and the performance of all of the Company’s obligations under the Agreements has been taken or will be taken prior to the Initial Closing.  The Agreements, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company, enforceable in accordance with their terms, except (i) as limited by laws of general application relating to bankruptcy, insolvency and the relief of debtors, (ii) as limited by rules of law governing specific performance, injunctive relief or other equitable remedies and by general principles of equity, and (iii) to the extent the indemnification provisions contained in the Rights Agreement may further be limited by applicable laws and principles of public policy.

3.5

Intellectual Property.

To the knowledge of the Company (without having conducted any special investigation or patent search), the Company owns or possesses or can obtain on commercially reasonable terms sufficient legal rights to all Intellectual Property necessary to the business of the Company as presently conducted, the lack of which could reasonably be expected to have a Material Adverse Effect.  Except for standard end-user license agreements, support/maintenance agreements and agreements entered in the ordinary course of the Company’s business, there are no outstanding options, licenses or agreements relating to the Intellectual Property, and the Company is not bound by or a party to any options, licenses or agreements with respect to the Intellectual Property of any other person or entity.  The Company has not received any written communication alleging that the Company has violated or, by conducting its business as currently conducted, would violate any of the Intellectual Property of any other person or entity, and has no knowledge of any facts which indicate a likelihood of, any infringement or misappropriation by, or conflict with, any third party with respect to such Intellectual Property rights (including, without limitation, any demand or request that the Company license any rights from a third party).  To the Company’s knowledge, the conduct of the Company’s business has not infringed, misappropriated or conflicted with and does not infringe, misappropriate or conflict with any Intellectual Property rights of others, nor would any future conduct as presently contemplated infringe, misappropriate or conflict with any Intellectual Property rights of others.  To the Company’s knowledge, the Intellectual Property owned by or licensed to the Company have not been infringed, misappropriated or conflicted by others.  The Company is not obligated to make any payments by way of royalties, fees or otherwise to any owner or licensor of or claimant to any Intellectual Property with respect to the use thereof in connection with the conduct of its business as presently conducted.  For purposes of this Agreement, “Intellectual Property Rights” means all (i) patents, patent applications, patent disclosures and inventions, (ii) trademarks, service marks, trade dress, trade names, logos and corporate names and

FEI Series B Stock Purchase Agreement v11-12-10

registrations and applications for registration thereof, together with all of the goodwill associated therewith, (iii) copyrights (registered and unregistered) and copyrightable works and registrations and applications for registration thereof, (iv) mask works and registrations and applications for registration thereof, (v) computer software, data, data bases and documentation thereof, (vi) trade secrets and other confidential information (including, without limitation, ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, financial and marketing plans and customer and supplier lists and information), (vii) other intellectual property rights and processes and (viii) copies and tangible embodiments thereof (in whatever form or medium).

3.6

Title to Properties and Assets; Liens.

The Company has good and marketable title to its properties and assets, and has good title to all its leasehold interests, in each case subject to no mortgage, pledge, lien, lease, encumbrance or charge, other than (i) liens for current taxes not yet due and payable, (ii) liens imposed by law and incurred in the ordinary course of business for obligations not past due, (iii) liens in respect of pledges or deposits under workers’ compensation laws or similar legislation, and (iv) liens, encumbrances and defects in title which do not in any case materially detract from the value of the property subject thereto or have a Material Adverse Effect, and which have not arisen otherwise than in the ordinary course of business.  With respect to the property and assets it leases, the Company is in compliance with such leases in all material respects and holds a valid leasehold interest free of any liens, claims or encumbrances, subject to clauses (i)-(iv) above.

3.7

Compliance with Other Instruments.

The Company is not in violation of any provision of its Articles of Incorporation or Bylaws, each as amended to date, or in any respect of any term or provision of any mortgage, indebtedness, indenture, contract, agreement, instrument, judgment, order or decree to which it is party or by which it is bound which would have a Material Adverse Effect.  The Company is not in violation of any federal or state statute, rule or regulation applicable to the Company the violation of which would have a Material Adverse Effect.  The execution and delivery of the Agreements by the Company, the performance by the Company of its obligations pursuant to the Agreements, and the issuance of the Shares and the Conversion Shares, will not result in any violation of, or conflict with, or constitute a default under, the Company’s Articles of Incorporation or Bylaws, each as amended to date, or any of its agreements, nor, to the Company’s knowledge, result in the creation of any material mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company.

3.8

Litigation.

There are no actions, suits, proceedings or investigations pending against the Company or its properties (nor has the Company received notice of any threat thereof) before any court or

FEI Series B Stock Purchase Agreement v11-12-10

governmental agency.  The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.  There is no action, suit or proceeding initiated by the Company currently pending or which the Company currently intends to initiate.

3.9

Governmental Consent

No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares and the Conversion Shares, or the consummation of any other transaction contemplated by this Agreement, except (i) filing of the Restated Articles with the office of the Secretary of State of the State of Washington, (ii) the filing of such notices as may be required under the Securities Act of 1933, as amended (the “Securities Act”) and (iii) such filings as may be required under applicable state securities laws.

3.10

Permits

The Company has all franchises, permits, licenses, and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which would have a Material Adverse Effect, and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as presently planned to be conducted.  The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

3.11

Offering

Subject to the accuracy of the Investors’ representations and warranties in Section 4, the offer, sale and issuance of the Shares to be issued in conformity with the terms of this Agreement and the issuance of the Conversion Shares, constitute transactions exempt from the registration requirements of Section 5 of the Securities Act and from the registration or qualification requirements of applicable state securities laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemption.

3.12

Registration and Voting Rights

Except as set forth in the Rights Agreement, the Company is presently not under any obligation and has not granted any rights to register under the Securities Act any of its presently outstanding securities or any of its securities that may hereafter be issued.  To the Company’s knowledge, no stockholder of the Company has entered into any agreements with respect to the voting of capital shares of the Company.

3.13

Disclosure

Neither the Agreements nor any other documents or certificates delivered in connection herewith, when taken as a whole, contain any untrue statement of a material fact or omit to state a

FEI Series B Stock Purchase Agreement v11-12-10

material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.  The Company does not represent or warrant that it will achieve any financial projections provided to the Investors and represents only that such projections were prepared in good faith.

SECTION 4
Representations and Warranties of the Investors

Each Investor hereby, severally and not jointly, represents and warrants to the Company as follows:

4.1

No Registration

Such Investor understands that the Shares and the Conversion Shares, have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of such Investor’s representations as expressed herein or otherwise made pursuant hereto.

4.2

Investment Intent

Such Investor is acquiring the Shares and the Conversion Shares, for investment for its own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same.  Such Investor further represents that it does not have any contract, undertaking, agreement or arrangement with any person or entity to sell, transfer or grant participation to such person or entity or to any third person or entity with respect to any of the Shares or the Conversion Shares.

4.3

Investment Experience

Such Investor has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company and acknowledges that such Investor can protect its own interests.  Such Investor has such knowledge and experience in financial and business matters so that such Investor is capable of evaluating the merits and risks of its investment in the Company.

4.4

Speculative Nature of Investment

Such Investor understands and acknowledges that the Company has a limited financial and operating history and that an investment in the Company is highly speculative and involves substantial risks.  Such Investor can bear the economic risk of such Investor’s investment and is able, without impairing such Investor’s financial condition, to hold the Shares and the Conversion Shares for an indefinite period of time and to suffer a complete loss of such Investor’s investment.

FEI Series B Stock Purchase Agreement v11-12-10

4.5

Access to Data

Such Investor has had an opportunity to ask questions of, and receive answers from, the officers of the Company concerning the Agreements, the exhibits and schedules attached hereto and thereto and the transactions contemplated by the Agreements, as well as the Company’s business, management and financial affairs, which questions were answered to its satisfaction.  Such Investor believes that it has received all the information such Investor considers necessary or appropriate for deciding whether to purchase the Shares and the Conversion Shares.  Such Investor acknowledges that any business plans prepared by the Company have been, and continue to be, subject to change and that any projections included in such business plans or otherwise are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying the projections will not materialize or will vary significantly from actual results.  Such Investor also acknowledges that it is relying solely on its own counsel and not on any statements or representations of the Company or its agents for legal advice with respect to this investment or the transactions contemplated by the Agreements.

4.6

Accredited Investor

The Investor is an “accredited investor” within the meaning of Regulation D, Rule 501(a), promulgated by the Securities and Exchange Commission under the Securities Act and shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

4.7

Residency

The residency of the Investor (or, in the case of a partnership or corporation, such entity’s principal place of business) is correctly set forth on the Schedule of Investors.

4.8

Rule 144

Such Investor acknowledges that the Shares and the Conversion Shares must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available.  Such Investor is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than six months after a party has purchased and paid for the security to be sold, the sale being effected through a “broker’s transaction” or in transactions directly with a “market maker” and the number of shares being sold during any three-month period not exceeding specified limitations.  Such Investor understands that the current public information referred to above is not now available and the Company has no present plans to make such information available.  Such Investor acknowledges and understands that notwithstanding any obligation under the Rights Agreement, the Company may not be satisfying the current public information requirement of Rule 144 at the time the Investor wishes to sell the Shares or the Conversion Shares, and that, in such

FEI Series B Stock Purchase Agreement v11-12-10

event, the Investor may be precluded from selling such securities under Rule 144, even if the other requirements of Rule 144 have been satisfied.  Such Investor acknowledges that, in the event all of the requirements of Rule 144 are not met, registration under the Securities Act or an exemption from registration will be required for any disposition of the Shares or the underlying Common Stock.  Such Investor understands that, although Rule 144 is not exclusive, the Securities and Exchange Commission has expressed its opinion that persons proposing to sell restricted securities received in a private offering other than in a registered offering or pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales and that such persons and the brokers who participate in the transactions do so at their own risk.

4.9

No Public Market

Such Investor understands and acknowledges that no public market now exists for any of the securities issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s securities.

4.10

Authorization

(a)

Such Investor has all requisite power and authority to execute and deliver the Agreements, to purchase the Shares hereunder and to carry out and perform its obligations under the terms of the Agreements.  All action on the part of the Investor necessary for the authorization, execution, delivery and performance of the Agreements, and the performance of all of the Investor’s obligations under the Agreements, has been taken or will be taken prior to the Closing.

(b)

The Agreements, when executed and delivered by the Investor, will constitute valid and legally binding obligations of the Investor, enforceable in accordance with their terms except: (i) to the extent that the indemnification provisions contained in the Rights Agreement may be limited by applicable law and principles of public policy, (ii) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (iii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies or by general principles of equity.

(c)

No consent, approval, authorization, order, filing, registration or qualification of or with any court, governmental authority or third person is required to be obtained by the Investor in connection with the execution and delivery of the Agreements by the Investor or the performance of the Investor’s obligations hereunder or thereunder.

4.11

Brokers or Finders

Such Investor has not engaged any brokers, finders or agents, and neither the Company nor any other Investor has, nor will, incur, directly or indirectly, as a result of any action taken by the Investor, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with the Agreements.

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4.12

Tax Advisors

Such Investor has reviewed with its own tax advisors the U.S. federal, state, local and foreign tax consequences of this investment and the transactions contemplated by the Agreements.  With respect to such matters, such Investor relies solely on such advisors and not on any statements or representations of the Company or any of its agents, written or oral.  The Investor understands that it (and not the Company) shall be responsible for its own tax liability that may arise as a result of this investment or the transactions contemplated by the Agreements.

4.13

Legends

Such Investor understands and agrees that the certificates evidencing the Shares or the Conversion Shares, or any other securities issued in respect of the Shares or the Conversion Shares upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall bear the following legend (in addition to any legend required by the Rights Agreement or under applicable state securities laws):

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT AND/OR APPLICABLE STATE SECURITIES LAWS, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

SECTION 5
Conditions to Investors’ Obligations to Close

Each Investor’s obligation to purchase the Shares at a Closing is subject to the fulfillment on or before the Closing of each of the following conditions, unless waived by the applicable Investor purchasing the Shares in such Closing:

5.1

Representations and Warranties

The representations and warranties made by the Company in Section 3 (as modified by the disclosures on the Schedule of Exceptions) shall be true and correct in all material respects as of the date of such Closing.

5.2

Covenants

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All covenants, agreements and conditions contained in this Agreement to be performed by the Company on or prior to the Closing shall have been performed or complied with in all material respects.

5.3

Restated Articles

The Restated Articles shall have been duly authorized, executed and file with and accepted by the Secretary of State of the State of Washington.

5.4

Rights Agreement

The Company and the Investors (each as defined in the Rights Agreement) shall have executed and delivered the Rights Agreement.

SECTION 6
Conditions to Company’s Obligation to Close

The Company’s obligation to sell and issue the Shares at each Closing is subject to the fulfillment on or before such Closing of the following conditions, unless waived by the Company:

6.1

Representations and Warranties

The representations and warranties made by the Investors in such Closing in Section 4 shall be true and correct in all material respects when made and shall be true and correct in all material respects as of the date of such Closing.

6.2

Covenants

All covenants, agreements and conditions contained in the Agreements to be performed by Investors on or prior to the date of such Closing shall have been performed or complied with in all material respects as of the date of such Closing.

6.3

Restated Articles

The Restated Articles shall have been duly authorized, executed, and filed with and accepted by the Secretary of State of the State of Washington.

6.4

Rights Agreement

The Company and the Investors (each as defined in the Rights Agreement) shall have executed and delivered the Rights Agreement.

FEI Series B Stock Purchase Agreement v11-12-10

SECTION 7
Miscellaneous

7.1

Amendment

Except as expressly provided herein, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument referencing this Agreement and signed by the Company and the Investors holding a majority of the Common Stock issued or issuable upon conversion of the Shares issued pursuant to this Agreement (excluding any of such shares that have been sold to the public or pursuant to Rule 144); provided, however, that Investors purchasing shares in a Closing after the Initial Closing may become parties to this Agreement in accordance with Section 2.1 without any amendment of this Agreement pursuant to this paragraph or any consent or approval of any other Investor.  Any such amendment, waiver, discharge or termination effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted or exchanged or for which such securities have been exercised) and each future holder of all such securities.  Each Investor acknowledges that by the operation of this paragraph, the holders of a majority of the Common Stock issued or issuable upon conversion of the Shares issued pursuant to this Agreement (excluding any of such shares that have been sold to the public or pursuant to Rule 144) will have the right and power to diminish or eliminate all rights of such Investor under this Agreement.

7.2

Notices

All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, sent by facsimile or electronic mail or otherwise delivered by hand or by messenger addressed:

(a)

if to an Investor, at the Investor’s address, facsimile number or electronic mail address as shown in the Company’s records, as may be updated in accordance with the provisions hereof;

(b)

if to any other holder of any Shares or Conversion Shares, at such address, facsimile number or electronic mail address as shown in the Company’s records, or, until any such holder so furnishes an address, facsimile number or electronic mail address to the Company, then to and at the address of the last holder of such Shares or Conversion Shares for which the Company has contact information in its records; or

(c)

if to the Company, one copy should be sent to 7721 E. Trent Ave. 2nd Floor, Spokane Valley, Washington 99212, Attn: President or by electronic mail to psmith@flybackenergy.com, or at such other address as the Company shall have furnished to the Investors, with a copy to Carl Loeffler, 3809 Manila Avenue, Oakland, California 94609 or by electronic mail to carl.loeffler@gmail.com.

FEI Series B Stock Purchase Agreement v11-12-10

With respect to any notice given by the Company under any provision of the Revised Code of Washington or the Company’s charter or bylaws, each Investor agrees that such notice may be given by facsimile or by electronic mail.

Each such notice or other communication shall for all purposes of this Agreement be treated as effective or having been given when delivered if delivered personally, or, if sent by mail, at the earlier of its receipt or 72 hours after the same has been deposited in a regularly maintained receptacle for the deposit of the United States mail, addressed and mailed as aforesaid or, if sent by facsimile, upon confirmation of facsimile transfer or, if sent by electronic mail, upon confirmation of delivery when directed to the electronic mail address set forth on the Schedule of Investors.

7.3

Governing Law

This Agreement shall be governed in all respects by the internal laws of the State of Washington as applied to agreements entered into among Washington residents to be performed entirely within Washington, without regard to principles of conflicts of law.

7.4

Expenses

The Company and the Investors shall each pay their own expenses in connection with the transactions contemplated by this Agreement.

7.5

Survival

The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by any party hereto and the closing of the transactions contemplated hereby.

7.6

Successors and Assigns

.  This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by any Investor without the prior written consent of the Company.  Any attempt by an Investor without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void.  Subject to the foregoing and except as otherwise provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

7.7

Entire Agreement

This Agreement, including the exhibits attached hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and thereof.  No party shall be liable or bound to any other party in any manner with regard to the subjects hereof or thereof by any warranties, representations or covenants except as specifically set forth herein or therein.

FEI Series B Stock Purchase Agreement v11-12-10

7.8

Delays or Omissions

Except as expressly provided herein, no delay or omission to exercise any right, power or remedy accruing to any party to this Agreement upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy of such non-defaulting party, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring, nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.  Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing.  All remedies, either under this Agreement or by law or otherwise afforded to any party to this Agreement, shall be cumulative and not alternative.

7.9

Severability

If any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, portions of such provision, or such provision in its entirety, to the extent necessary, shall be severed from this Agreement, and such court will replace such illegal, void or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the same economic, business and other purposes of the illegal, void or unenforceable provision.  The balance of this Agreement shall be enforceable in accordance with its terms.

7.10

Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

7.11

Telecopy Execution and Delivery

A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto and delivered by such party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen.  Such execution and delivery shall be considered valid, binding and effective for all purposes.  At the request of any party hereto, all parties hereto agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

7.12

Jurisdiction; Venue

With respect to any disputes arising out of or related to this Agreement, the parties consent to the exclusive jurisdiction of, and venue in, the state courts in Spokane County in the State of Washington (or in the event of exclusive federal jurisdiction, the courts of the Eastern District of Washington).

FEI Series B Stock Purchase Agreement v11-12-10

7.13

Further Assurances

Each party hereto agrees to execute and deliver, by the proper exercise of its corporate, limited liability company, partnership or other powers, all such other and additional instruments and documents and do all such other acts and things as may be necessary to more fully effectuate this Agreement.

7.14

Attorney’s Fees

In the event that any suit or action is instituted to enforce any provisions in this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

 (The remainder of this page is left intentionally blank.)

FEI Series B Stock Purchase Agreement v11-12-10

IN WITNESS WHEREOF, this Agreement is executed as of the date first written above.

“COMPANY”

FLYBACK ENERGY, INC.

a Washington corporation

By:

  Phillip Smith, President

“INVESTOR”

GENESIS FINANCIAL, INC.

a Washington corporation

By:

John R. Coghlan, Co-President & CFO

FEI Series B Stock Purchase Agreement v11-12-10

Exhibit F

THIS WARRANT AND THE COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (ii) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF SAID SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (iii) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

________________________________

STOCK PURCHASE WARRANT

TO PURCHASE 524,834 SHARES OF COMMON STOCK

OF

FLYBACK ENERGY, INC.

________________________________

For value received, Flyback Energy, Inc., a Washington corporation (the "Company"), grants to Genesis Financial, a Washington corporation, (the "Initial Holder") the right, subject to the terms of this Warrant, to purchase at any time prior to the “Expiration Date” (as defined below), at the price of $0.40 per share (the "Basic Exercise Price"), up to Five Hundred Twenty-Four Thousand Eight Hundred Thirty-Four (524,834) fully paid and nonassessable shares of Common Stock of the Company.  The Basic Exercise Price and the number of shares that may be purchased are subject to adjustment under the terms of this Stock Purchase Warrant ("Warrant").

1.

Definitions.  As used in this Warrant, unless the context otherwise requires:

"Common Stock" means shares of the Company's Common Stock.

"Exercise Date" means any date on which this Warrant is exercised, in whole or in part, in the manner indicated in Sections 2.1 and 2.2.

"Exercise Price" means the Basic Exercise Price; provided, however, that if an adjustment is required under Section 8.1 of this Warrant, then the

"Exercise Price" means, after such adjustment, the price at which each Warrant Share may be purchased upon exercise of this Warrant immediately after the last such adjustment.

“Expiration Date” means 5:00 pm Pacific Standard Time on that date five (5) years after the date of this Warrant, however, if such date is a week day or a legal holiday, then the “Expiration Date” shall be the immediately following business day.

"Holder" means the Initial Holder or, upon assignment of this Warrant by the Initial Holder (or a subsequent Holder), such assignee.

"Person" means a corporation, partnership, limited liability company, trust, joint venture, other form of business entity, or natural person.

"Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations promulgated thereunder, or any act, rules or regulations which replace the Securities Act or any such rules and regulations.

"Subsequent Warrant" has the meaning specified in Section 2.3.

"Warrant Share(s)" means any share(s) of Common Stock, or other securities, issued or issuable upon exercise of this Warrant.

2.

Duration and Exercise of Warrant.

2.1

Exercise Period and Conditions.  Subject to the provisions hereof, this Warrant may be exercised at any time prior to the Expiration Date.  After the Expiration Date, this Warrant shall become void and all rights to purchase Warrant Shares hereunder shall cease to exist.  The Warrant Shares shall be fully exercisable in connection with a sale of substantially all of the assets of the Company or a merger or similar type transaction, which results in a change of control of a majority of the voting interests of the Company.

2.2

Method of Exercise.  This Warrant may be exercised by the Holder subject to the provisions hereof, in whole or in part, by (i) surrendering this Warrant to the Company, (ii) tendering to the Company payment in full by cash, certified check or wire transfer of the Exercise Price for the Warrant Shares for which exercise is made, and (iii) executing and delivering to the Company the attached Exercise Form.

2 – WARRANT (Genesis April 2011)

2.3

Certificates; Partial Exercise.  As soon as practicable after exercise of this Warrant, certificates for the Warrant Shares shall be delivered to the Holder (or any transferee specified in the attached Exercise Form).  In the event of a partial exercise of this Warrant, the Company shall promptly issue and deliver to the Holder (or any transferee specified on the attached Exercise Form) a new warrant to purchase the number of Warrant Shares as to which this Warrant has not been exercised, which new warrant (the "Subsequent Warrant") shall be dated the date hereof and shall be identical (except for the number of shares issuable upon exercise thereof) to this Warrant.

2.4

Securities Act Compliance.  Unless the issuance of the Warrant Shares shall have been registered under the Securities Act, as a condition of its delivery of certificates for the Warrant Shares, the Company may require the Holder (including the transferee of the Warrant Shares in whose name the Warrant Shares are to be registered) to deliver to the Company, in writing, representations regarding the Holder's sophistication, investment intent, acquisition for his own account and such other matters as are reasonable and customary for purchasers of securities in an unregistered private offering.  The Company may place conspicuously upon each Subsequent Warrant and upon each certificate representing the Warrant Shares a legend substantially in the following form, the terms of which are agreed to by the Holder (including such transferee):

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR APPLICABLE STATE LAW, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (ii) THE COMPANY RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF SAID SECURITIES SATISFACTORY TO THE COMPANY STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION, OR (iii) THE COMPANY OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION.

2.5

Market Stand-off Legend.  The common stock issued upon exercise hereof shall also be stamped or imprinted with a legend in substantially the following form:

3 – WARRANT (Genesis April 2011)

THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE, INCLUDING A LOCK-UP PERIOD IN THE EVENT OF A PUBLIC OFFERING, AS SET FORTH IN THE WARRANT PURSUANT TO WHICH THESE SHARES WERE ISSUED, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.

2.6

Taxes. The Company shall not be required to pay any tax which may be payable in respect of any transfer of this Warrant or in respect of the issuance or transfer of the Warrant Shares.

3.

Validity and Reservation of Warrant Shares.  The Company covenants, subject to the Holder’s performance as required hereunder to duly exercise this Warrant, that all Warrant Shares issued upon exercise of this Warrant will be validly issued, fully paid, and nonassessable.  The Company agrees that, as long as this Warrant may be exercised, the Company will have authorized and reserved for issuance upon exercise of this Warrant a sufficient number of Warrant Shares to provide for exercise in full of this Warrant.

4.

No Fractional Shares.  No fractional Warrant Shares shall be issued upon the exercise of this Warrant, and the number of Warrant Shares to be issued shall be rounded to the nearest whole number.

5.

Limited Rights of Warrant Holder.  The Holder shall not, solely by virtue of being the Holder of this Warrant, have any of the rights of a stockholder of the Company, either at law or equity, until this Warrant shall have been exercised.

6.

Loss of Warrant.  Upon receipt by the Company of satisfactory evidence of the loss, theft, destruction or mutilation of this Warrant and either (in the case of loss, theft or destruction) reasonable indemnification and a bond satisfactory to the Company if requested by the Company or (in the case of mutilation) the surrender of this Warrant for cancellation, the Company will execute and deliver to the Holder, without charge, a new warrant of like denomination.

7.

Certain Adjustments of Exercise Price.

7.1

Adjustment of Exercise Price.  The number, class and Exercise Price of securities for which this Warrant may be exercised are subject to adjustment from time to time upon the happening of certain events as hereinafter provided:

4 – WARRANT (Genesis April 2011)

(a)

Recapitalization.  If the outstanding shares of the Company's Common Stock are divided into a greater number of shares, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be proportionately increased and the Exercise Price shall be proportionately reduced; conversely, if the outstanding shares of Common Stock are combined into a smaller number of shares of Common Stock, the number of shares of Common Stock purchasable upon the exercise of this Warrant shall be proportionately reduced and the Exercise Price shall be proportionately increased.  The increases and reductions provided for in this Section (a) shall be made with the intent and, as nearly as practicable, the effect that neither the percentage of the total equity of the Company obtainable on exercise of this Warrant nor the price payable for such percentage shall be affected by any event described in this Section 7(a).

(b)

Merger or Reorganization, Etc.  In the event of any change in the Common Stock through merger, consolidation, reclassification, reorganization, partial or complete liquidation or other change in the capital structure of the Company (not including the issuance of additional shares of capital stock other than by stock dividend), then, as a condition of the change in capital structure of the Company, lawful and adequate provision shall be made so that the Holder will have the right thereafter to receive upon the exercise of this Warrant the kind and amount of shares of stock or other securities or property to which he would have been entitled if, immediately prior to such merger, consolidation, reclassification, reorganization, or other change in the capital structure, the Holder had held the number of shares of Common Stock obtainable upon the exercise of this Warrant.  In any such case, appropriate adjustment also shall be made in the applications of the provisions set forth herein with respect to the rights and interest thereafter of the Holder, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

7.2

Notice of Adjustment.  Whenever an event occurs requiring any adjustment to be made pursuant to Section 7.1, the Company shall promptly file with its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, a certificate of its chief executive officer or chief financial officer specifying such adjustment, setting forth in reasonable detail the acts requiring such adjustment, and stating such other facts as shall be necessary to show the manner and figures used to compute such adjustment.  Such certificate shall be made available at all reasonable times for inspection by the Holder.  Promptly (but in no event more than 30 days) after each such adjustment, the Company shall give a copy of such certificate by certified mail to the Holder.

5 – WARRANT (Genesis April 2011)

8.

Miscellaneous.

8.1

Successors and Assigns.  The provisions of this Warrant shall be binding upon and inure to the benefit of the Company, the Holder and their respective successors and assigns.

8.2

Notice.  Each notice, certificate or demand referred to in this Warrant shall be in writing and shall be deemed "given" upon (a) personal delivery to the party to be notified, (b) five days after deposit with the United States Postal Service, as registered or certified mail, postage prepaid, or (c) the same day of facsimile transmission with confirmed transmission.  Notices shall be addressed to the party to be notified at the address set forth below or such other address as such party may designate by written notice to the other party given in the foregoing manner:

If to the Company:

Phillip Smith, President

Flyback Energy, Inc.

7721 E. Trent Ave. 2nd Floor

Spokane Valley, WA 99212

If to the Holder:

John R. Coghlan, Co-President & CFO

Genesis Financial, Inc.

12314 East Broadway

Spokane, WA 99216

8.3

Applicable Law. The validity, interpretation and performance of this Warrant shall be governed by the laws of the State of Washington.

6 – WARRANT (Genesis April 2011)

8.4

Headings.  The headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation thereof.

Dated:  April __, 2011.

 FLYBACK ENERGY, INC.

By: ____________________

Phillip Smith, President

EXHIBIT A

EXERCISE FORM

(To Be Executed by the Warrant Holder

to Exercise the Warrant in Whole or in Part)

To Flyback Energy, Inc.:

1.

Election to Purchase or Convert.  The undersigned hereby irrevocably elects to exercise this Warrant for as to                   shares of Common Stock provided for therein and tenders herewith payment of the purchase price of such shares in full.  The purchase price is being paid by (check one):

______

Cash or Check

______

Wire Transfer

2.

Stock Certificates.  The undersigned requests that certificates for such shares of Common Stock be issued and delivered as follows:

Name:

Address:

7 – EXERCISE FORM (Genesis)

and, if the purchased number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below:

Address:

3.

Representations and Warranties.  In connection with the exercise of the Warrant, the undersigned hereby represents and warrants to you as follows:

3.1

Purchase Entirely for Own Account.  The Common Stock will be acquired for investment for the undersigned's own account and not with a view to the resale or distribution of any part thereof, and the undersigned has no intention of selling, granting any participation in, or otherwise distributing the same.

3.2

Restricted Securities.  The undersigned understands that the Common Stock may not be sold, transferred, or otherwise disposed of without registration under the Securities Act of 1933 (the "Act") or an exemption therefrom and, in the absence of an effective registration statement covering the Common Stock or an available exemption from registration under the Act, the Common Stock must be held indefinitely.

3.3

Market Stand-off.  If requested by the Company and an underwriter of common stock (or other securities) of the Company, the Holder of this Warrant shall not sell or otherwise transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, of any common stock (or other securities) of the Company held by the Holder (other than those included in the registration) during the one hundred eighty (180)  day period following the effective date of the registration statement for the Company’s initial public offering filed under the Securities Act (or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (i) the publication or other distribution of research reports and (ii) analyst recommendations and opinions, including, but not limited to, the restrictions contained in NASD Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto).  The obligations described in this section shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a transaction on Form S-4 or similar forms that may be promulgated in the future. The Company

8 – EXERCISE FORM (Genesis)

may impose stop-transfer instructions and may stamp each certificate with a legend as substantially set forth in Section 5(e) with respect to the shares of common stock (or other securities) subject to the foregoing restriction until the end of such one hundred eighty (180) day (or other) period. The Holder agrees to execute a market stand-off agreement with the underwriters in the offering in customary form consistent with the provisions of this section.

3.4

Investment Experience.  The undersigned is experienced in evaluating and investing in companies in the development stage, can bear the economic risk of an investment in the Common Stock, and has enough knowledge and experience in financial and business matters to evaluate the merits and risks of an investment in the Common Stock.

3.5

Opportunity to Review Documents and Ask Questions.  The Company has made available to the undersigned all documents and information requested by the undersigned relating to an investment in the Company.  In addition, the undersigned has had adequate opportunity to ask questions and to receive answers from the management of the Company covering the terms and conditions of the offering and the Company's business, management, and financial affairs.

3.6

No Governmental Findings.  The undersigned understands, agrees, and recognizes that no federal or state agency has made any finding or determination as to the fairness of the investment or any recommendation or endorsement of the Common Stock.

3.7

Legends.  The undersigned understands, agrees, and recognizes that all certificates evidencing the Common Stock shall bear legends substantially similar to the legends set forth in Section 2.4 and Section 2.5 of the Warrant.

3.8

Residency.  The undersigned is a resident of that state listed above in Section 2 as the undersigned’s address.

Dated:

Signature:

Print Name/Title:

9 – EXERCISE FORM (Genesis)